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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                December 23, 1997
                                (Date of Report)

                         Commission File Number 0-025982

                         METRO DISPLAY ADVERTISING, INC.
        (exact name of small business issuer as specified in its charter)

                  CALIFORNIA                                33-0093323
            (State of Incorporation)           (IRS Employer Identification No.)


                                    SUITE 100
                               15265 ALTON PARKWAY
                                IRVINE, CA 92618
                    (address of principal executive offices)

                                 (714) 727-3333
                (issuer's telephone number, including area code)

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Item 4 Changes in Registrant's Certifying Accountants

     (a) The Board of Directors of Metro Display Advertising, Inc. (the "Company") has approved and determined to recommend to the Company's shareholders at the Annual Meeting scheduled to be held on January 18, 1997, that the firm of Peck & Lopez be selected as the Company's independent auditors for the calendar year 1996. The firm of Stinchfield & Co. served as the Company's independent auditors for the fiscal year ending December 31, 1993, 1994, and 1995.

     (b) The Company believes there were no disagreements with Stinchfield & Co. within the meaning of Instruction 4 of Item 304 of Regulation S-K as any matter of accounting principles or practices, financial statements disclosures, or auditing scope or procedure in connection with the audits of the Company's financial statements for the fiscal years ended December 31, 1993, 1994 and 1995, or for any subsequent interim period, which disagreements if not resolved to their satisfaction would have caused Stinchfield & Co. to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion or qualified or modified as to uncertainty, audit scope or accounting principles.

     (c) During the two most recent fiscal years and through present, there have been no reportable events (as defined in Item 304 of Regulation S-K) with Stinchfield & Co. The Company has not consulted with Peck and Lopez regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered as the Registrants financial statements during the two most recent fiscal years through the present.

     (d) A letter of Stinchfield & Co. addressed to the Securities and Exchange Commission is included as Exhibit 1 t this Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.


     (e) The change of auditors was approved by the Board of Directors of the Company on December 10, 1996.


Item 7 Financial Statements and Exhibits

     (c)  Exhibits

          Number                    Description
          ------                    -----------

                                    Letter of Stinchfield & Co. to the
                                    Securities and Exchange Commission
                                    Included herein pursuant to the
                                    Requirements of Item 304 (a)(3) of
                                    Regulation S-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Metro Display Advertising, Inc.


                                        By /s/ Scott Kraft
                                        ------------------
                                          Scott Kraft
                                          Chief executive officer and President
December 23, 1997